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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 30, 2007
                                                    --------------

                      Banc of America Funding 2007-C Trust
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             (Exact name of issuing entity as specified in charter)


                       Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)


                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)


          New York                    333-130536-20              56-139-0085
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(State or other jurisdiction of   (Commission File Number     (IRS Employer
incorporation of issuing entity)   of issuing entity)      Identification No. of
                                                                depositor)


214 North Tryon Street, Charlotte, North Carolina                 28255
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(Address of principal executive offices)                        (Zip Code)


Depositor's telephone number, including area code         (704) 386-2400
                                                  ------------------------------


                                      N/A
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         (Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C (the "Certificates"), issued on April 30, 2007, including (i) the Class 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 1-A-R, 2-A-1, 2-A-2, 3-A-1, 3-A-2,
4-A-1,  4-A-2,  4-A-3,  4-A-4,  5-A-1, 5-A-2, 5-A-3, 5-B-1, 5-B-2, 5-B-3, X-B-1,
X-B-2,  X-B-3, X-B-4, 6-A-1, 6-A-2, 7-A-1, 7-A-2, 7-A-3, 7-A-4, 7-A-5, M-1, M-2,
M-3, M-4, M-5, M-6, M-7 and M-8 Certificates (the "Offered Certificates"), having an aggregate initial class balance of $3,500,738,100, (ii) the Class 5-B-4, 5-B-5, 5-B-6, X-B-5, X-B-6 and X-B-7 Certificates (the "Private Certificates") and (iii) the Class CE Certificates.

     The Offered Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated April 30, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     The Private Certificates were sold to BAS on April 30, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association ("BANA").

     On April 30, 2007, the Class CE Certificates were transferred to BANA in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The Class CE Certificates constituted part of the purchase price for the mortgage loans.

     The mortgage loans underlying the Certificates were (i) originated by BANA or were acquired by BANA from another originator pursuant to an underlying sale agreement and are serviced by BANA pursuant to the servicing agreement, dated April 30, 2007, between the Company and BANA, a copy of which is attached as
Exhibit 10.1, (ii) acquired by BANA from various originators and are serviced by Wells Fargo Bank, N.A. pursuant a servicing agreement, dated July 1, 2006, between BANA and Wells Fargo Bank, N.A., a copy of which is attached as Exhbit
10.4 or (iii) acquired by BANA from various originators and are serviced by such originators pursuant to various underlying sale and servicing agreements. Copies of the material underlying sale and servicing agreements with respect to originators other than BANA that originated 20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date are attached as Exhibits 10.2 and 10.3.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated April 30, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.


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     Wells Fargo, as supplemental  interest trust trustee, on behalf of the Banc of America Funding 2007-C Supplemental Interest Trust, entered into an interest rate swap agreement (the "Interest Rate Swap Agreement") and an interest rate cap agreement (the "Interest Rate Cap Agreement") with Bank of America, National Association, as counterparty, for the benefit of the holders of certain classes of Offered Certificates. Draft copies of the Interest Rate Swap Agreement and the Interest Rate Cap Agreement are attached as Exhibits 10.5 and 10.6, respectively, and final execution copies of the Interest Rate Swap Agreement and the Interest Rate Cap Agreement will be filed as a Form 8K/A when available.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated April 30, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC.

          4.1 Pooling and Servicing Agreement, dated April 30, 2007, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

          4.2 Mortgage Loan Purchase Agreement, dated April 30, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.1 Servicing  Agreement,  dated  April  30,  2007,  between  Banc of
               America  Funding  Corporation  and  Bank  of  America,   National
               Association.

          10.2 Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

          10.3 (A) Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Second Amended and Restated  Master  Mortgage  Loan  Purchase
               Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

          10.4 (A) Servicing Agreement, dated as of July 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.


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          10.5 Draft of the Interest Rate Swap Agreement,  dated as of April 30,
               2007, between Wells Fargo Bank, N.A., as supplemental interest trust trustee of the Banc of America Funding 2007-C Supplemental Interest Trust, and Bank of America, National Association.

          10.6 Draft of the Interest Rate Cap Agreement, dated as of April 30, 2007, between Wells Fargo Bank, N.A., as supplemental interest trust trustee of the Banc of America Funding 2007-C Supplemental Interest Trust, and Bank of America, National Association.



                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:     /s/ Bruce W. Good
                                                 -------------------------------
                                            Name:   Bruce W. Good
                                            Title:  Principal



Date:  April 30, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

Exhibit No.      Exhibit Description                               Paper (P) or
-----------      -------------------                               -------------
                                                                  Electronic (E)
                                                                  --------------

1.1              Underwriting Agreement, dated April 30, 2007,          E
                 between Banc of America Funding Corporation
                 and Banc of America Securities LLC.
4.1              Pooling and Servicing Agreement, dated April           E
                 30, 2007, by and among Banc of America
                 Funding Corporation, Wells Fargo Bank, N.A.
                 and U.S. Bank National Association (including
                 exhibits).
4.2              Mortgage Loan Purchase Agreement, dated                E
                 April 30, 2007, between Banc of America
                 Funding Corporation and Bank of America,
                 National Association.
10.1             Servicing Agreement, dated April 30, 2007,             E
                 between Banc of America Funding Corporation
                 and Bank of America, National Association.
10.2             Assignment, Assumption and Recognition                 E
                 Agreement, dated April 30, 2007, among Bank
                 of America, National Association, Banc of
                 America Funding Corporation, U.S. Bank
                 National Association, Countrywide Home
                 Loans, Inc. and Countrywide Home Loans
                 Servicing LP.
10.3(A)          Second Amended and Restated Master Seller's            E
                 Warranties and Servicing Agreement, dated as
                 of May 1, 2006, by and between Bank of
                 America, National Association and Wells Fargo
                 Bank, N.A.
10.3(B)          Second Amended and Restated Master                     E
                 Mortgage Loan Purchase Agreement, dated as of
                 May 1, 2006, by and between Bank of America,
                 National Association and Wells Fargo Bank,
                 N.A.
10.3(C)          Assignment, Assumption and Recognition                 E
                 Agreement, dated April 30, 2007, among Bank of America, National Association, Banc of
                 America Funding Corporation, U.S. Bank
                 National Association and Wells Fargo Bank,
                 N.A.

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10.4(A)          Servicing Agreement, dated as of July 1, 2006,         E
                 by and between Bank of America, National
                 Association and Wells Fargo Bank, N.A.
10.4(B)          Assignment, Assumption and Recognition                 E
                 Agreement, dated April 30, 2007, among Bank
                 of America, National Association, Banc of
                 America Funding Corporation, U.S. Bank
                 National Association and Wells Fargo Bank,
                 N.A.
10.5             Draft of the Interest Rate Swap Agreement, dated as    E
                 of April 30, 2007, between Wells Fargo Bank, N.A., as supplemental interest trust trustee of the Banc of America Funding 2007-C Supplemental Interest
                 Trust, and Bank of America, National
                 Association.
10.6             Draft of the Interest Rate Cap Agreement, dated as     E
                 of April 30, 2007, between Wells Fargo Bank, N.A., as supplemental interest trust trustee of the Banc of America Funding 2007-C Supplemental Interest
                 Trust, and Bank of America, National
                 Association.